                                                               Exhibit (a)(1)(B)

                             BAYCORP HOLDINGS, LTD.
                             LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
                                       OF
                             BAYCORP HOLDINGS, LTD.
                       PURSUANT TO THE OFFER TO PURCHASE
                             DATED JANUARY 31, 2003

--------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF SHARES TENDERED
                                                (SEE INSTRUCTIONS 3 AND 4)
--------------------------------------------------------------------------------------------------------------------------
   NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
  (PLEASE USE PREADDRESSED LABEL OR FILL IN EXACTLY                           CERTIFICATES TENDERED
       AS NAME(S) APPEAR(S) ON CERTIFICATE(S))                     (ATTACH SIGNED ADDITIONAL LIST IF NECESSARY)
--------------------------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF
                                                                                        SHARES              NUMBER OF
                                                                                    REPRESENTED BY           SHARES
                                                        CERTIFICATE NUMBER(S)(1)   CERTIFICATE(S)(1)       TENDERED(2)
                                                        ------------------------------------------------------------------

                                                        ------------------------------------------------------------------

                                                        ------------------------------------------------------------------

                                                        ------------------------------------------------------------------

                                                        ------------------------------------------------------------------

                                                        TOTAL CERTIFICATED
                                                        SHARES TENDERED:
                                                        ------------------------------------------------------------------

                                                        ------------------------------------------------------------------

                                                        TOTAL SHARES TENDERED BY
                                                        BOOK ENTRY:
                                                        ------------------------------------------------------------------

                                                        TOTAL SHARES
                                                        TENDERED(3):
--------------------------------------------------------------------------------------------------------------------------
[ ] Check here if any of the certificates representing shares that you own have been lost or destroyed.
 See Instruction 13.
 Number of shares represented by lost or destroyed certificates:         .
--------------------------------------------------------------------------------------------------------------------------
(1) Need not be completed if shares are delivered by book-entry transfer.
(2) If you desire to tender fewer than all shares evidenced by any certificates listed above, please indicate in this column the number of shares you wish to tender. Otherwise, all shares evidenced by such certificates will be deemed to have been tendered. See Instruction 4.
(3) If you do not designate an order, in the event that less than all shares tendered are purchased due to proration, shares will be selected for purchase by the Depository. See Instruction 9.
--------------------------------------------------------------------------------------------------------------------------

OUR OFFER AND YOUR RIGHT TO WITHDRAW YOUR SHARES WILL EXPIRE AT 12:00 MIDNIGHT, EASTERN STANDARD TIME, ON MONDAY, MARCH 3, 2003, UNLESS THE OFFER IS EXTENDED. BAYCORP HOLDINGS, LTD. MAY EXTEND THE OFFER PERIOD AT ANY TIME.

                        The Depository for the Offer is:

                   AMERICAN STOCK TRANSFER AND TRUST COMPANY

                             By Overnight Courier:

                                 59 Maiden Lane
                               New York, NY 10038


             By Mail:                  By Facsimile Transmission:                  By Hand:
                                      (eligible institutions only)
          59 Maiden Lane                                                        59 Maiden Lane
        New York, NY 10038                   (718) 765-8718                   New York, NY 10038
                                    Confirm Facsimile by Telephone:
                                             (800) 937-5449
                                        (for confirmation only)

     This Letter of Transmittal, including the accompanying instructions, should be read carefully before this Letter of Transmittal is completed. You must sign the Letter of Transmittal in the appropriate space provided and complete the substitute form W-9 included herein.

     For this Letter of Transmittal to be validly delivered, it must be received by the Depository at one of the above addresses before the offer expires (in addition to the other requirements detailed in this letter and its instructions). Delivery of this Letter of Transmittal to another address will not constitute a valid delivery. Deliveries to BayCorp Holdings, Ltd. or the book-entry transfer facility will not be forwarded to the Depository and will not constitute a valid delivery.

WHEN THIS LETTER OF TRANSMITTAL SHOULD BE USED:

     You should complete this Letter of Transmittal only if:

     - you are including with this letter certificates representing the shares that you are tendering (or the certificates will be delivered pursuant to a Notice of Guaranteed Delivery you have previously sent to the Depository), or

     - you are concurrently tendering shares by book-entry transfer to the account maintained by the Depository at Depository Trust Company (the "book-entry transfer facility") pursuant to Section 6 of the Offer to Purchase and you are not using an agent's message (as defined in Instruction 2).

     If you want to tender your shares into the Offer but (1) your certificates are not immediately available, (2) you cannot deliver all documents required by this Letter of Transmittal to the Depository before the offer expires, or (3) you cannot comply with the procedure for book-entry transfer on a timely basis, you can still tender your shares if you comply with the guaranteed delivery procedure set forth in Section 6 of the Offer to Purchase. See Instruction 2.

                ADDITIONAL INFORMATION REGARDING TENDERED SHARES

[ ] Check here if any certificate evidencing the shares you are tendering with this Letter of Transmittal has been lost, stolen, destroyed or mutilated. If so, you should contact American Stock Transfer and Trust Company, the transfer agent for BayCorp's Shares, at (800) 937-5449, for instructions as to obtaining an affidavit of loss. The affidavit of loss will then be required to be submitted together with this Letter of Transmittal in order to receive payment for Shares that are tendered and accepted for payment. You may be required to post a bond to secure against the risk that the certificates may be subsequently recirculated. You are urged to contact American Stock Transfer and Trust Company immediately in order to receive further instructions, to permit timely processing of this documentation, and for a determination as to whether you will need to post a bond.

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO AN ACCOUNT MAINTAINED BY THE DEPOSITORY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution:
                              --------------------------------------------------

    Account Number:
                              --------------------------------------------------

    Transaction Code Number:
                              --------------------------------------------------

[ ] CHECK HERE IF CERTIFICATES FOR TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITORY AND COMPLETE THE FOLLOWING:

    Name(s) of Registered Holder(s):
                              --------------------------------------------------

    Date of Execution of Notice of Guaranteed Delivery:
                              --------------------------------------------------

    Name of Institution that Guaranteed Delivery:
                              --------------------------------------------------

    Depository Trust Company Participant Number (if Delivered by Book-Entry):
                              --------------------------------------------------

    Transaction Code Number (if Delivered by Book-Entry):
                              --------------------------------------------------

                                    ODD LOTS
                              (SEE INSTRUCTION 8)

     Complete this section ONLY if you own, or are tendering on behalf of a person who owns, beneficially or of record, an aggregate of fewer than 100 shares and are tendering all of your or such person's shares.

You either (check one box):

[ ] are the beneficial or record owner of an aggregate of fewer than 100 shares, all of which are being tendered; or

[ ]  are a broker, dealer, commercial bank, trust company, or other nominee that
     (a) is tendering for the beneficial owner(s), shares with respect to which it is the record holder, and (b) believes, based upon representations made to it by the beneficial owner(s), that each such person is the beneficial owner of an aggregate of fewer than 100 shares and is tendering all of the shares owned by such person.

Odd Lots cannot be conditionally tendered.

                               CONDITIONAL TENDER
                              (SEE INSTRUCTION 13)

     You may condition your tender of shares on BayCorp Holdings, Ltd. purchasing a specified minimum number of your tendered shares, as described in
Section 9 of the Offer to Purchase. Unless the minimum number of shares you indicate below is purchased by BayCorp Holdings, Ltd. in the Offer, none of the shares you tendered will be purchased. It is your responsibility to calculate that minimum number of shares that must be purchased if any are purchased, and you are urged to consult your own tax advisor before completing this section. Unless this box has been checked and a minimum number of shares specified, your tender will be deemed unconditional.

[ ] The minimum number of shares that must be purchased, if any are purchased, is: ________________ shares.

     If because of proration, the minimum number of shares that you designated above will not be purchased, BayCorp Holdings Ltd. may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, you must have tendered all your shares and checked this box:

[ ]  The tendered shares represent all shares held by me.

                          SPECIAL PAYMENT INSTRUCTIONS
                      (SEE INSTRUCTIONS 1, 4, 6, 7 AND 10)

  Complete this box only if you want certificate(s) for shares not tendered or not purchased and/or any check for the purchase price to be issued in the name of someone other than you, or if you want shares that you delivered by book-entry transfer to be returned by credit to an account at the book-entry transfer facility other than the one designated earlier.

Issue:  [ ] Check  [ ] Certificate(s) to:

Name: --------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address:
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Tax Identification or
Social Security Number: ------------------------------
                                        (SEE SUBSTITUTE FORM W-9)

[ ] Credit shares delivered by book-entry transfer and not purchased to the account set forth below:

Account Number: ------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                      (SEE INSTRUCTIONS 1, 4, 6, 7 AND 10)

  Complete this box only if you want certificate(s) for shares not tendered or not purchased and/or any check for the purchase price to be mailed or sent to someone other than you or to you at an address other than that designated earlier.

Mail:  [ ] Check  [ ] Certificate(s) to:

Name: --------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address:
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

  BayCorp Holdings, Ltd. has no obligation, pursuant to the "Special Payment Instructions," to transfer any certificate for shares from the name of its registered holder(s), or to order the registration or transfer of any shares tendered by book-entry transfer, if BayCorp Holdings, Ltd. does not purchase any of the shares represented by such certificate or tendered by such book-entry transfer.

NOTE:  SIGNATURES MUST BE PROVIDED IN THE BOX BELOW LABELED
       "IMPORTANT -- SHAREHOLDERS SIGN HERE" IF YOU WANT TO TENDER YOUR SHARES. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

To American Stock Transfer and Trust Company:

     The undersigned hereby tenders to BayCorp Holdings, Ltd., a Delaware corporation, the above-described shares of BayCorp Holdings, Ltd.'s common stock, $.01 par value per share, at the price per share indicated in this Letter of Transmittal, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated January 31, 2003, receipt of which is hereby acknowledged, and in this Letter of Transmittal which, as amended or supplemented from time to time, together constitute the offer.

     Subject to, and effective upon, acceptance for payment of the shares tendered in accordance with the terms and subject to the conditions of the offer, including, if the offer is extended or amended, the terms and conditions of the extension or amendment, the undersigned agrees to sell, assign and transfer to, or upon the order of, BayCorp Holdings, Ltd. all right, title and interest in and to all shares tendered and orders the registration of all shares if tendered by book-entry transfer and irrevocably constitutes and appoints the Depository as the true and lawful agent and attorney-in-fact of the undersigned with respect to the shares with full knowledge that the Depository also acts as the agent of BayCorp Holdings, Ltd., with full power of substitution (the power of attorney being deemed to be an irrevocable power coupled with an interest), to:

          1. deliver certificate(s) representing the shares or transfer ownership of the shares on the account books maintained by the book-entry transfer facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of BayCorp Holdings, Ltd. upon receipt by the Depository, as the undersigned's agent, of the purchase price with respect to the shares; and

          2. present certificates for the shares for cancellation and transfer on BayCorp Holdings, Ltd.'s books;

all in accordance with the terms and subject to the conditions of the offer.

     The undersigned covenants, represents and warrants to BayCorp Holdings, Ltd. that:

          1. the undersigned has full power and authority to tender, sell, assign and transfer the shares tendered hereby and when and to the extent accepted for payment, BayCorp Holdings, Ltd. will acquire good, marketable and unencumbered title to the tendered shares, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer of the shares, and not subject to any adverse claims;

          2. the undersigned understands that tenders of shares pursuant to any one of the procedures described in Section 6 of the Offer to Purchase and in the instructions to this Letter of Transmittal will constitute the undersigned's acceptance of the terms and conditions of the offer, including the undersigned's representation and warranty that (a) the undersigned has a "net long position," within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, in the shares or equivalent securities at least equal to the shares being tendered, and (b) the tender of shares complies with Rule 14e-4;


          3. the undersigned will, upon request, execute and deliver any additional documents deemed by the Depository or BayCorp Holdings, Ltd. to be necessary or desirable to complete the sale, assignment and transfer of the shares tendered.



     The undersigned understands that BayCorp Holdings, Ltd.'s acceptance of shares tendered pursuant to any one of the procedures described in Section 6 of the Offer to Purchase and in the instructions to this Letter of Transmittal will constitute a binding agreement between the undersigned and BayCorp Holdings, Ltd. upon the terms and subject to the conditions of the offer. The undersigned acknowledges that under no circumstances will BayCorp Holdings, Ltd. pay interest on the purchase price, including without limitation, by reason of any delay in making payment.

     The name(s) and address(es) of the registered holder(s) should be printed, if they are not already printed above, exactly as they appear on the certificates evidencing shares tendered. The certificate numbers, the number of shares evidenced by the certificates, and the number of shares that the undersigned wishes to tender should be set forth in the appropriate boxes above.

     All shares acquired in the offer will be acquired at the same purchase price. All shares properly tendered and not properly withdrawn will be purchased, subject to the conditions of the offer and the "odd lot" priority, proration and conditional tender provisions described in the Offer to Purchase. Shares not purchased because of proration or conditional tenders will be returned without expense to the shareholder.

     The undersigned recognizes that, under the circumstances set forth in the Offer to Purchase, BayCorp Holdings, Ltd. may terminate or amend the offer or may postpone the acceptance for payment of, or the payment for, shares tendered or may accept for payment fewer than all of the shares tendered. The undersigned understands that certificate(s) for any shares not tendered or not purchased will be returned to the undersigned at the address indicated above, unless otherwise indicated in the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" above. The undersigned acknowledges that BayCorp Holdings, Ltd. has no obligation, pursuant to the "Special Payment Instructions" box, to transfer any certificate for shares from the name of its registered holder(s), or to order the registration or transfer of any shares tendered by book-entry transfer, if BayCorp Holdings, Ltd. does not purchase any of the shares represented by such certificate or tendered by such book-entry transfer.

     The check for the aggregate net purchase price for the shares tendered and purchased will be issued to the order of the undersigned and mailed to the address indicated above, unless otherwise indicated in the boxes entitled "Special Payment Instructions" or "Special Delivery Instructions" above.

     All authority conferred or agreed to be conferred by this Letter of Transmittal will survive the death or incapacity of the undersigned, and any obligation of the undersigned will be binding on the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

                      IMPORTANT -- SHAREHOLDERS SIGN HERE
         (PLEASE COMPLETE AND RETURN THE ATTACHED SUBSTITUTE FORM W-9.)

(Must be signed by the registered holder(s) exactly as such holder(s) name(s) appear(s) on certificate(s) for shares or on a security position listing or by person(s) authorized to become the registered holder(s) thereof by certificates and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 6.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           (SIGNATURE(S) OF OWNER(S))

Dated:
--------------------------- , 2003

Name(s):
--------------------------------------------------------------------------------
                                     (PLEASE PRINT)

Capacity (full title):
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------
                                  (INCLUDE ZIP CODE)

Daytime Area Code and Telephone Number:
-----------------------------------------------------------------------

Tax Identification or Social Security Number:
----------------------------------------------------------------------
                                            (SEE SUBSTITUTE FORM W-9)

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 6)

Authorized Signature:
--------------------------------------------------------------------------------

Name:
--------------------------------------------------------------------------------
                                    (PLEASE PRINT)

Title:
--------------------------------------------------------------------------------

Name of Firm:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------
                                  (INCLUDE ZIP CODE)

Area Code and Telephone Number:
--------------------------------------------------------------------------------

Dated:
--------------------------- , 2003

-----------------------------------------------------------------------------------------------------------------
                             PAYOR'S NAME: AMERICAN STOCK TRANSFER AND TRUST COMPANY
-----------------------------------------------------------------------------------------------------------------
SUBSTITUTE                             PART 1 -- Please provide your TIN in the   ------------------------------
FORM W-9                               box at the right and certify by signing       Social Security Number(s)
                                       and dating below.
DEPARTMENT OF THE TREASURY                                                                      OR
INTERNAL REVENUE SERVICE                                                          ------------------------------
(See Instruction 13)                                                                  Employer Identification
                                                                                             Number(s)
                                       --------------------------------------------------------------------------
Please fill in your name and address   PART 2 -- Certification -- Under                      PART 3 --
------------------------------------   penalties perjury, I certify that:
Name                                                                                     Awaiting TIN [ ]
------------------------------------   1. The number shown on the form is my      -------------------------------
Address (number and street)            correct Taxpayer Identification Number           PART 4 -- For Payee
------------------------------------      (or I am waiting for a number to be            Exempt from Backup
City, State, and Zip Code                 issued to me) and                                 Withholding
                                       2. I am not subject to backup withholding
                                          because (a) I am exempt from backup               Exempt [ ]
                                          withholding, (b) I have not been
                                          notified by the Internal Revenue
                                          Service ("IRS") that I am subject to
                                          backup withholding as a result of a
                                          failure to report all interest or
                                          dividends, or (c) the IRS has notified
                                          me that I am no longer subject to
                                          backup withholding.
-----------------------------------------------------------------------------------------------------------------
Certification Instructions -- You must cross out Item (2) in Part 2 above if you have been notified by the IRS that you currently are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if, after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out
Item (2). If you are exempt from backup withholding, check the box in Part 4 above.
Signature: ----------------------------------------  Date: ----------------------------------------, 2003
-----------------------------------------------------------------------------------------------------------------

Failure to complete and return this form may result in backup withholding of 30% of any payments made to you pursuant to the Offer. Please review the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

You must complete the following certificate if you checked the box in Part 3 of Substitute Form W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number prior to the purchase of my Shares pursuant to the Offer, 30% of all reportable payments made to me in connection with the purchase of my Shares will be withheld.

------------------------------------------------------------       -------------------------------
Signature                                                          Date

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER.

     1. GUARANTEE OF SIGNATURES. Depending on how the certificates for your shares are registered and to whom you want payments or deliveries made, you may need to have the signatures on this Letter of Transmittal guaranteed by an eligible guarantor institution. No signature guarantee is required if either:

          a. this Letter of Transmittal is signed by the registered holder(s) of the shares tendered (which, for these purposes, includes any participant in the book-entry transfer facility whose name appears on a security position listing as the owner of the shares) exactly as the name of the registered holder(s) appears on the certificate(s) for the shares and payment and delivery are to be made directly to the holder, unless the holder has completed either of the boxes entitled "Special Payment Instructions" or "Special Delivery Instructions" above; or

          b. the shares are tendered for the account of a bank, broker, dealer, credit union, savings association, or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association, or other entity which is an "eligible guarantor institution," as that term is defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended.

In all other cases, including if you have completed either the box entitled "Special Payment Instructions" or "Special Delivery Instructions" above, an eligible guarantor institution must guarantee all signatures on this Letter of Transmittal. You may also need to have any certificates you deliver endorsed or accompanied by a stock power, and the signatures on these documents also may need to be guaranteed. See Instruction 6.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. For your shares to be properly tendered, you must follow one of the following procedures:

          a. The Depository must receive all of the following at its address above in this Letter of Transmittal before or on the date BayCorp Holdings, Ltd.'s offer expires:

        - either (i) the certificates for the shares or (ii) a confirmation of receipt of the shares pursuant to the procedure for book-entry transfer described in this Instruction 2; AND

        - either (i) a properly completed and executed Letter of Transmittal or a manually executed facsimile of it, including any required signature guarantees, (ii) an "agent's message" of the type described in this Instruction 2 in the case of a book-entry transfer, or (iii) a specific acknowledgement in the case of a tender through the "automated tender offer program" described in this Instruction 2, AND

        - any other documents required by this Letter of Transmittal.

        OR

          b. You must comply with the guaranteed delivery procedure set forth below.

     Book-Entry Delivery. Any institution that is a participant in the book-entry transfer facility's system may make book-entry delivery of the shares by causing the book-entry transfer facility to transfer shares into the Depository's account in accordance with the book-entry transfer facility's procedures for transfer. Delivery of this Letter of Transmittal or any other required documents to the book-entry transfer facility does not constitute delivery to the Depository.

     Agent's Message. The term "agent's message" means a message transmitted by the book-entry transfer facility to, and received by, the Depository, which states that the book-entry transfer facility has received an express acknowledgment from the participant in the book-entry transfer facility tendering the shares that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and that BayCorp Holdings, Ltd. may enforce such agreement against them.

     Guaranteed Delivery. If you want to tender your shares but your share certificate(s) are not immediately available or cannot be delivered to the Depository before the offer expires, the procedure for book-entry transfer cannot be completed on a timely basis, or if time will not permit all required documents to reach the Depository before the offer expires, your shares may still be tendered, if all of the following conditions are satisfied:

          a. the tender is made by or through an eligible guarantor institution;

          b. the Depository receives by hand, mail, overnight courier or facsimile transmission, before the expiration date, a properly completed and duly executed Notice of Guaranteed Delivery in the form provided with this Letter of Transmittal, including (where required) a signature guarantee by an eligible guarantor institution in the form set forth in the Notice of Guaranteed Delivery; and

          c. all of the following are received by the Depository within three AMEX trading days after the date of receipt by the Depository of the Notice of Guaranteed Delivery:

        - either (i) the certificates for the shares or (ii) a confirmation of receipt of the shares pursuant to the procedure for book-entry transfer described in this Instruction 2, AND

        - one of (i) a properly completed and executed Letter of Transmittal or a manually executed facsimile of it, including any required signature guarantees, (ii) an "agent's message" of the type described in this Instruction 2 in the case of a book-entry transfer or (iii) a specific acknowledgement in the case of a tender through the "automated tender offer program" described in this Instruction 2, AND

        - any other documents required by this Letter of Transmittal.

THE METHOD OF DELIVERING ALL DOCUMENTS, INCLUDING CERTIFICATES FOR SHARES, THE LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS, IS AT YOUR ELECTION AND RISK. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     Except as specifically permitted by Section 9 of the Offer to Purchase, BayCorp Holdings, Ltd. will not accept any alternative, conditional or contingent tenders, nor will it purchase any fractional shares, except as expressly provided in the Offer to Purchase. All tendering shareholders, by execution of this Letter of Transmittal or a manually signed facsimile of this Letter of Transmittal, waive any right to receive any notice of the acceptance of their tender.

     3. INADEQUATE SPACE. If the space provided in the box entitled "Description of Shares Tendered" above is inadequate, the certificate numbers and/or the number of shares should be listed on a separate schedule that is signed by the shareholder and attached to this Letter of Transmittal.

     4. PARTIAL TENDERS AND UNPURCHASED SHARES. If fewer than all of the shares evidenced by any certificate are to be tendered, fill in the number of shares that are to be tendered in the column entitled "Number of Shares Tendered" in the box entitled "Description of Shares Tendered" above. In that case, if any tendered shares are purchased, a new certificate for the remainder of the shares (including any shares not purchased) evidenced by the old certificate(s) will be issued (when necessary) and sent to the registered holder(s), unless otherwise specified in either the box entitled "Special Payment Instructions" or "Special Delivery Instructions" in this Letter of Transmittal, as soon as practicable after the expiration date. Unless otherwise indicated, all shares represented by the certificate(s) set forth above and delivered to the Depository will be deemed to have been tendered. (This paragraph does not apply to shareholders who tender by book-entry transfer.)

     If any tendered shares are not purchased or are properly withdrawn, or if less than all shares evidenced by a shareholder's certificates are tendered, certificates for unpurchased shares will be returned as soon as practicable after the expiration or termination of the tender offer or the proper withdrawal of the shares, as applicable. In the case of shares tendered by book-entry transfer at the book-entry transfer facility, the shares will be credited to the appropriate account maintained by the tendering shareholder at the book-entry transfer facility. In each case, shares will be returned or credited without expense to the shareholder.

     5.  SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS.

     Exact Signature. If this Letter of Transmittal is signed by the registered holder(s) of the shares tendered, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

     Joint Holders. If the shares tendered are registered in the names of two or more joint holders, each holder must sign this Letter of Transmittal.

     Different Names on Certificates. If any tendered shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate letters of transmittal (or manually signed facsimiles) as there are different registrations of certificates.

     Endorsements. When this Letter of Transmittal is signed by the registered holder(s) of the shares tendered, no endorsements of certificates representing the shares or separate stock powers are required unless payment is to be made or the certificates for shares not tendered or not purchased are to be issued to a person other than the registered holder(s). Signature(s) on the certificate(s) must be guaranteed by an eligible institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificates listed, or if payment is to be made or certificates for shares not tendered or not purchased are to be issued to a person other than the registered holder(s), the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appears on the certificates, and the signatures on the certificates or stock powers must be guaranteed by an eligible institution. See Instruction 1.

     Signatures of Fiduciaries. If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, that person should so indicate when signing and must submit proper evidence satisfactory to BayCorp Holdings, Ltd. of his or her authority to so act.

     6. STOCK TRANSFER TAXES. Except as provided in this Instruction 6, no stock transfer tax stamps or funds to cover tax stamps need accompany this Letter of Transmittal. BayCorp Holdings, Ltd. will pay any stock transfer taxes payable on the transfer to it of shares purchased pursuant to the offer. If, however, (a) payment of the purchase price is to be made to any person other than the registered holder(s); (b) shares not tendered or rejected for purchase are to be registered in the name(s) of any person(s) other than the registered holder(s); or (c) certificates representing tendered shares are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal, then the Depository will deduct from the purchase price the amount of any stock transfer taxes (whether imposed on the registered holder(s), other person(s) or otherwise) payable on account of the transfer to that person, unless satisfactory evidence of the payment of the taxes or any exemption therefrom is submitted.

     7. ODD LOTS. If BayCorp Holdings, Ltd. is to purchase fewer than all shares properly tendered and not properly withdrawn, the shares purchased first will consist of all shares properly tendered by any shareholder who owns, beneficially or of record, an aggregate of fewer than 100 shares and who tenders all of the holder's shares. This preference will not be available unless the section captioned "Odd Lots" is completed.

     8. ORDER OF PURCHASE IN EVENT OF PRORATION. As described in Section 1 of the Offer to Purchase, shareholders can specify in the "Description of Shares Tendered" box of this Letter of Transmittal the order in which specified portions of their shares will be purchased if, as a result of the proration provisions or otherwise, some but not all of the tendered shares are purchased in the tender offer. The order of purchase may have an effect on the federal income tax treatment of the purchase price for the shares purchased. See Sections 1 and 3 of the Offer to Purchase.

     9. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If certificate(s) for shares not tendered or not purchased and/or check(s) are to be issued in the name of a person other than the signer of this Letter of Transmittal or if the certificates and/or checks are to be sent to someone other than the person signing this Letter of Transmittal or to the signer at a different address, the box entitled "Special Payment Instructions" and/or the box entitled "Special Delivery Instructions" on this Letter of Transmittal should be completed as applicable and signatures must be guaranteed as described in Instruction 1.

     10. IRREGULARITIES. All questions as to the number of shares to be accepted and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of shares will be determined by BayCorp Holdings, Ltd. in its sole discretion and that determination will be final and binding on all parties. BayCorp Holdings, Ltd. reserves the absolute right to reject any or all tenders of any shares that it determines are not in proper form or the acceptance for payment of or payment for which it determines may be unlawful. BayCorp Holdings, Ltd. also reserves the absolute right to waive any of the conditions of the tender offer or any defect or irregularity in any tender with respect to any particular shares or any particular shareholder, and BayCorp Holdings, Ltd.'s interpretation of the terms of the tender offer (including these Instructions) will be final and binding on all parties. No tender of shares will be deemed to have been properly made until all defects or irregularities have been cured by the tendering shareholder or waived by BayCorp Holdings, Ltd. Unless waived, any defects and irregularities in connection with tenders must be cured within the time period, if any, BayCorp Holdings, Ltd. determines. None of BayCorp Holdings, Ltd., the Depository, or any other person will be under any duty to give notification of any defects or irregularities in any tender or incur any liability for failure to give any such notification.

     11.  QUESTIONS AND REQUESTS FOR ASSISTANCE AND ADDITIONAL
COPIES. Questions and requests for assistance may be directed to the Depository at the telephone number and address set forth on the back page of the Offer to Purchase and set forth below. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to BayCorp Holdings, Ltd.'s representative at the telephone number and address set forth on the back page of the Offer to Purchase and set forth below.

     12. TAXPAYER IDENTIFICATION NUMBER AND BACKUP WITHHOLDING. Federal income tax law generally requires that a shareholder whose tendered shares are accepted for purchase, or the shareholder's assignee (in either case, the "payee"), provide the Depository with the payee's correct Taxpayer Identification Number ("TIN"), which, in the case of a payee who is an individual, is the payee's social security number. If the Depository is not provided with the correct TIN or an adequate basis for an exemption, the payee may be subject to penalties imposed by the IRS and backup withholding in an amount equal to 30% of the gross proceeds received pursuant to the offer. If withholding results in an overpayment of taxes, a refund may be obtained.

     To prevent backup withholding, each payee must provide the payee's correct TIN by completing the Substitute Form W-9 set forth in this Letter of Transmittal, certifying that the TIN provided is correct (or that the payee is awaiting a TIN) that the payee is a U.S. person (including a U.S. resident alien), and that

          a.  the payee is exempt from backup withholding,

          b. the payee has not been notified by the Internal Revenue Service that the payee is subject to backup withholding as a result of a failure to report all interest or dividends, or

          c. the Internal Revenue Service has notified the payee that the payee is no longer subject to backup withholding.

     If the payee lacks a TIN, the payee should

          a. consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for instructions on applying for a TIN,

          b. write "Applied For" in the space provided in Part 1 of the Substitute Form W-9, and

          c. sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth in this document.

     If the payee does not provide the payee's TIN to the Depository within sixty (60) days, backup withholding will begin and continue until the payee furnishes the payee's TIN to the Depository. Note that writing "Applied For" on the Substitute Form W-9 means that the payee has already applied for a TIN or that the payee intends to apply for one in the near future.

     If shares are held in more than one name or are not in the name of the actual owner, consult the W-9 guidelines for information on which TIN to report.

     Exempt payees (including, among others, all corporations and certain foreign individuals) are not subject to backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt payee should check "Exempt" in Part 4 of the Substitute Form W-9. See the enclosed W-9 guidelines for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, that person must submit an appropriate completed IRS Form W-8 or Substitute Form W-8, signed under penalty of perjury attesting to the exempt status. This form may be obtained from the Depository.

     Non-United States holders are urged to consult their tax advisors regarding the application of United States federal income tax withholding, including eligibility for a withholding tax reduction or exemption, and the refund procedure.

     13. CONDITIONAL TENDERS. As described in Sections 1, 6 and 9 of the Offer to Purchase, you may tender shares subject to the condition that all or a specified minimum number of your shares tendered pursuant to this Letter of Transmittal or a Notice of Guaranteed Delivery must be purchased if any shares tendered are purchased.

     If you wish to make a conditional tender you must indicate this in the box captioned "Conditional Tender" in this Letter of Transmittal and, if applicable, the Notice of Guaranteed Delivery. In the box in this Letter of Transmittal and, if applicable, the Notice of Guaranteed Delivery, you must calculate and appropriately indicate the minimum number of shares that must be purchased if any are to be purchased.

     As discussed in Section 9 of the Offer to Purchase, proration may affect whether BayCorp Holdings, Ltd. accepts conditional tenders and may result in shares tendered pursuant to a conditional tender being deemed withdrawn if the minimum number of shares would not be purchased. If, because of proration, the minimum number of shares that you designate will not be purchased, BayCorp Holdings, Ltd. may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, you must have tendered all your shares and check the box so indicating. Upon selection by lot, if any, BayCorp Holdings, Ltd. will limit its purchase in each case to the designated minimum number of shares.

     All tendered shares will be deemed unconditionally tendered unless the "Conditional Tender" box is completed.

     The conditional tender alternative is made available so that a shareholder may seek to structure the purchase of shares pursuant to the offer in such a manner that the purchase will be treated as a sale of such shares by the shareholder, rather than the payment of a dividend to the shareholder, for federal income tax purposes. If you are an odd lot holder and you tender all of your shares, you cannot conditionally tender, since your shares will not be subject to proration. It is the tendering shareholder's responsibility to calculate the minimum number of shares that must be purchased from the shareholder in order for the shareholder to qualify for sale rather than dividend treatment. Each shareholder is urged to consult his or her own tax advisor.

                        The Depository for the Offer is:

                   AMERICAN STOCK TRANSFER AND TRUST COMPANY

                             By Overnight Courier:

                                 59 Maiden Lane
                               New York, NY 10038

           By Mail:               By Facsimile Transmission:               By Hand:
                                 (eligible institutions only)
        59 Maiden Lane                                                  59 Maiden Lane
      New York, NY 10038                 (718)765-8718                New York, NY 10038
                                Confirm Facsimile by Telephone:
                                         (800)937-5449
                                    (for confirmation only)

     The Letter of Transmittal and certificates for shares and any other required documents should be sent or delivered by each BayCorp Holdings, Ltd. shareholder or such shareholder's broker, dealer, commercial bank, trust company or nominee to the Depository at one of its addresses set forth above.

     Any questions or requests for assistance may be directed to the Depository at its telephone number and address set forth below. You may also contact your broker, dealer, commercial bank, trust company or nominee for assistance concerning our offer. To confirm delivery of shares, shareholders are directed to contact the Depository.

                         Questions may be directed to:

                   American Stock Transfer and Trust Company
                                 59 Maiden Lane
                               New York, NY 10038
                                 (800) 937-5449

     Requests for additional copies of the Offer to Purchase, this Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to Anthony M. Callendrello, Secretary of BayCorp Holdings, Ltd., by mail at 51 Dow Highway, Suite 7, Eliot, Maine 03903, or by telephone at (207) 451-9573.